Exhibit 99.3

LETTER OF CONSENT

Letter of Consent relating to

the Waiver under and the Amendment of the Indenture

Governing its Zero Coupon Senior Convertible Notes due 2008

(CUSIP Nos. 589405 AD 1 and 589405 AC 3)

To: MacKenzie Partners, Inc. (as Tabulation Agent)

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

Attention: Kevin Auten

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Facsimile: (212) 929-0308

Email: proxy@mackenziepartners.com

Subject to the terms and conditions set forth in this Letter of Consent (“Letter of Consent”) and the related Consent Solicitation Statement (the “Consent Solicitation Statement”), Mercury Interactive Corporation, a Delaware corporation (“Mercury”), is soliciting the consent (such solicitation being referred to herein as the “Consent Solicitation”) of Holders (as defined below) as of the Record Date (as defined below) of Mercury’s Zero Coupon Senior Convertible Notes due 2008 (CUSIP Nos. 589405 AD 1 and 589405 AC 3) (the “Notes”), issued and outstanding under the Indenture (the “Base Indenture”) dated as of April 29, 2003 between Mercury, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”), as amended by the First Supplemental Indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of October 26, 2005 between Mercury and the Trustee.

In this Letter of Consent, the term “Record Date” means 5:00 p.m., New York City time, on April 7, 2006, and the term “Holder” means each person shown on the records of the registrar for the Notes as a registered holder on the Record Date. Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement or in the Indenture.

Holders who wish to consent to the Waiver and the Second Supplemental Indenture must deliver a properly completed and executed Letter of Consent by mail, first-class postage prepaid, by hand delivery, by overnight courier or by facsimile transmission to the Tabulation Agent at the address or facsimile number set forth above and in accordance with the instructions set forth herein. However, Mercury reserves the right to accept any Letter of Consent received by it or the Trustee.

Under no circumstances should any person tender or deliver Notes to Mercury, the Trustee or the Tabulation Agent.

Mercury has entered into letter agreements with Holders of 53.1% of the aggregate Principal Amount of outstanding Notes pursuant to which such Holders have agreed to execute and deliver a Letter of Consent. In addition, Mercury has entered into letter agreements with holders of 50.3% of the aggregate principal amount of its outstanding 4.75% Convertible Subordinated Notes due 2007 (the “2007 Notes”) pursuant to which such holders have agreed to execute and deliver a letter of consent relating to the waiver of a default or event of default under Section 15.5 of the indenture governing the 2007 Notes dated July 3, 2000 (the “2007 Notes Indenture”). The letter agreements (“letter agreements”) expire on May 15, 2006.

The obligations of Mercury to accept validly executed and delivered Letters of Consent, effect the Waiver and enter into the Second Supplemental Indenture are contingent upon (i) Requisite Consents having been received (and not revoked) on or prior to the Consent Date, (ii) consents having been received (and not revoked) by the holders of a majority of the aggregate principal amount of Mercury’s outstanding 2007 Notes to the waiver of a default or event of default under Section 15.5 of the 2007 Notes Indenture. and (iii) the absence of any law, regulation, injunction, action or other proceeding (pending or threatened) that (in the case of any action or proceeding if adversely determined) would make unlawful or invalid or enjoin the implementation of the Waiver or the execution of the Second Supplemental Indenture or that would question the legality or validity thereof.

CONSENT TO THE WAIVER AND THE SECOND SUPPLEMENTAL INDENTURE

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is the Holder (or duly designated proxy) of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by Mercury to be necessary or desirable to perfect the undersigned’s consent to the Waiver and the Second Supplemental Indenture.

By execution hereof, the undersigned acknowledges that Mercury has failed to file and may fail to file with the Securities and Exchange Commission (the “SEC”) reports required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Further, the undersigned acknowledges that Mercury has failed to file and may fail to file such reports with the Trustee within 15 days after they are required to be filed with the SEC as required by Section 7.04 of the Indenture.

Subject to the satisfaction of the conditions specified in the Consent Solicitation Statement and this Letter of Consent, pursuant to Section 5.13 of the Indenture, the undersigned hereby waives until the Stated Maturity of the Notes any Default or Event of Default that has arisen or may arise as a result of a failure by Mercury to comply with Section 7.04 of the Indenture (the “Reporting Covenant”), which requires Mercury to file with the Trustee reports required to be filed pursuant to the Exchange Act within 15 days after they are required to be filed with the SEC; provided that Mercury shall continue to comply with the requirements of Section 314 of the Trust Indenture Act.

If Mercury receives the Requisite Consents on or prior to the Consent Date and all of the conditions described herein and in the Consent Solicitation Statement are satisfied, the Waiver will be immediately effective and Mercury will, within 5 Business Days thereafter, enter into the Second Supplemental Indenture which shall require Mercury to repurchase the Notes for cash, at the option of the Holder thereof, on October 31, 2006 at a repurchase price equal to 107.25% of the Principal Amount. By executing this Letter of Consent, the undersigned hereby consents, pursuant to Section 9.02 of the Indenture, to the Second Supplemental Indenture.

The Holders will continue to be entitled to the benefits of the First Supplemental Indenture, which gives Holders the right to require Mercury to repurchase the Notes for cash, at the option of the Holder thereof, on November 30, 2006 at a repurchase price equal to 107.25% of the Principal Amount. Accordingly, the Second Supplemental Indenture will give Holders the right to require Mercury to repurchase any or all of their Notes on October 31, 2006 or November 30, 2006.

The Second Supplemental Indenture will also provide that the exercise of the Put Right shall not be deemed an acceleration of the Notes under the Indenture.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and Mercury upon the terms and subject to the conditions set forth herein and in the Consent Solicitation Statement.

The undersigned authorizes the Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to Mercury and the Trustee as evidence of the undersigned’s actions with respect to the Waiver and the Second Supplemental Indenture.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate principal amount of Notes held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate principal amount of Notes so held, the undersigned must list on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount (in integral multiples of $1,000) of Notes for which consent is given. If the space provided below is inadequate, list the serial numbers and principal amounts on a separate signed schedule and affix the schedule to this Letter of Consent.

DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN
Name and Address of Holder	Serial Number(s)*	Aggregate Principal Amount of Notes**	Principal Amount With Respect to Which Consents are Given**

Total: Principal Amount Consenting $
* Need not be completed by Holders whose Notes are held of record by depositaries.

**     Unless otherwise indicated in the column labeled “Principal Amount With Respect to Which Consents Are Given,” the undersigned will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount of Notes.” All principal amounts must be in multiples of $1,000.

CONSENT

IMPORTANT—READ CAREFULLY

A Holder must execute this Letter of Consent exactly as its name appears on the Notes. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign this Letter of Consent. If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing this Letter of Consent and must submit proper evidence satisfactory to Mercury of such person’s authority to so act. If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. If this Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Mercury to execute and deliver this Letter of Consent on behalf of the Holder.

Signature(s) of Holder(s)

Signature(s):

Name(s):
(Please Print)

Date:

Capacity (full title):

Address (Include Zip Code):

Area Code and Telephone No.:

Wire Transfer Instructions:*

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If required, see instructions 5 and 6 below)

Authorized Signature:

Name and Title:
(Please Print)

Dated:

Name of Firm:

* To be provided if payment is to be made by wire transfer

PROXY WITH RESPECT TO THE CONSENT

The undersigned hereby irrevocably appoints                                         , as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver this Letter of Consent on which this Proxy is set forth with respect to the Notes in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE LATER OF (i) THE DATE THE WAIVER BECOMES EFFECTIVE OR (ii) THE CONSENT DATE.

The aggregate principal amount and serial numbers of Notes as to which this Proxy is given are set forth below.

Aggregate Principal Amount of Note(s)	Serial Number(s)

IMPORTANT—READ CAREFULLY

This proxy must be signed by the Holder exactly as its name appears on the Notes. If the Notes are held of record by two or more joint Holders, all such Holders must sign this proxy. If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the signatory’s full name below.

PLEASE SIGN BELOW

(See Instructions 1 and 5 below)

Signature:
Signature:

Dated: , 2006

Name(s):
(Please Print)

Capacity (full title):

Address (Including Zip Code):

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required, see Instructions 5 and 6 below)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Name and Title)

Dated:	(Name of Firm)

INSTRUCTIONS FOR CONSENTING HOLDERS

(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent. Holders who wish to consent to the Waiver and Second Supplemental Indenture must deliver this Letter of Consent, properly completed and executed, by mail, first-class postage prepaid, by hand delivery, by overnight courier or by facsimile transmission to the Tabulation Agent at the address or facsimile number set forth on the cover page hereof and in accordance with the instructions set forth herein. However, Mercury reserves the right to accept any Letter of Consent received by it or the Trustee. Delivery of Letters of Consent should be made sufficiently in advance of the Consent Date to assure that the Letter of Consent is received prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Tabulation Agent is at the risk of the Holder or duly designated proxy, and the delivery will be deemed made only when actually received by the Tabulation Agent. This Letter of Consent should not be sent to any person other than the Tabulation Agent.

2. Consent Date. The Consent Solicitation expires at 5:00 p.m., New York City time, on May 5, 2006, unless Mercury, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” shall mean the latest time and date to which the Consent Solicitation is so extended. In order to extend the Consent Date, Mercury will notify the Tabulation Agent in writing or orally of any extension and will make a public announcement thereof, in each case prior to 9:00 a.m., New York City time, on the next Business Day after the previously scheduled Consent Date. Mercury may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of the Notes to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Consent and notices of revocation will be resolved by Mercury, whose determinations will be binding. Mercury reserves the absolute right to reject any or all Letters of Consent and notices of revocation that are not in proper form or the acceptance of which could, in the opinion of Mercury’s counsel, be unlawful. Mercury also reserves the right to waive any irregularities in connection with deliveries, or Mercury may require that such irregularities be cured within such time as Mercury determines. None of Mercury, the Trustee, the Tabulation Agent or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. Mercury’s interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be binding on all parties.

4. Holders Entitled to Consent. Only Holders or their duly designated proxies are eligible to consent to the Waiver and the Second Supplemental Indenture. Beneficial owners of the Notes who wish to provide a Letter of Consent and whose Notes are held, as of the Record Date, in the name of a broker, commercial bank, trust company or other nominee institution must contact such nominee promptly and instruct such nominee, as the Holder of such Notes, to (i) deliver a proxy so that such beneficial owner can execute and deliver this Letter of Consent on its own behalf or (ii) execute and deliver this Letter of Consent on behalf of such beneficial owner. For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants. A consent by a Holder or duly designated proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the Holder or duly designated proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent. A Holder must execute this Letter of Consent exactly as its name appears on the Notes. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign this Letter of Consent. If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Consent and must submit proper evidence satisfactory to Mercury of such person’s authority to so act. If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. If this Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Mercury to execute this Letter of Consent on behalf of the Holder. Any beneficial owner of the Notes who is not a Holder of record of such Notes must arrange with the person who is the Holder of record or such Holder’s assignee or nominee to execute and deliver this Letter of Consent on behalf of such beneficial owner.

6. Signature Guarantees. All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Exchange Act, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution.

7. Revocation of Consent. Any Holder (or duly designated proxy) of Notes as to which a Letter of Consent has been given may revoke such Letter of Consent as to such Notes or any portion of such Notes (in integral multiples of $1,000) by delivering a written notice of revocation or a changed Letter of Consent bearing a date later than the date of the prior Letter of Consent to the Tabulation Agent at any time prior to the effectiveness of the Waiver (which may occur prior to the Consent Date). Any notice of revocation received after the effectiveness of the Waiver will not be effective, even if received prior to the Consent Date. The transfer of Notes after the Record Date will not have the effect of revoking a Letter of Consent theretofore validly given by a Holder of such Notes or duly designated proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Notes to which such Letter of Consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing and contain the name of the Holder and the aggregate principal amount of the Notes to which the notice of revocation relates and must be (i) signed in the same manner as the Letter of Consent to which the notice of revocation relates or (ii) accompanied by a duly executed proxy satisfactory to Mercury. Revocation of consents must be sent to the Tabulation Agent at its address set forth on the cover page of this Letter of Consent.

A Holder must execute a notice of revocation exactly as its name appears on the Notes. An authorized Participant must execute a notice of revocation exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign the notice of revocation. If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing the notice of revocation and must submit proper evidence satisfactory to Mercury of such person’s authority to so act. If the Notes are registered in different names, separate notices of revocation must be executed covering each form of registration. If the notice of revocation is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Mercury to execute the notice of revocation on behalf of the Holder. Any beneficial owner of the Notes who is not a Holder of record of such Notes must arrange with the person who is the Holder of record or such Holder’s assignee or nominee to execute and deliver a notice of revocation on behalf of such beneficial owner. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to a Letter of Consent theretofore validly given. A purported notice of revocation that is not received by the Tabulation Agent in a timely fashion and accepted by Mercury as a valid revocation will not be effective to revoke a Letter of Consent previously given.

Letters of Consent delivered by Holders that entered into a letter agreement with Mercury shall be automatically revoked if (i) Mercury has not received the consent of a majority of the aggregate principal amount of the Mercury’s outstanding 2007 Notes to the waiver of a default or event of default under Section 15.5 of the 2007 Notes Indenture or (ii) the Second Supplemental Indenture has not been executed by Mercury, in each case by 5:00 p.m. PST on May 15, 2006.

Prior to the effectiveness of the Waiver (which may occur prior to the Consent Date), Mercury intends to consult with the Tabulation Agent to determine whether the Tabulation Agent has received any revocations of consents. Mercury reserves the right to contest the validity of any such revocations.

8. Backup Withholding. In general, information reporting requirements will apply to the adoption of the Second Supplemental Indenture. Backup withholding under federal income tax law will not apply if a consenting U.S. holder has provided such Holder’s correct taxpayer identification number (“TIN”) which, in the case of a Holder who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding. Completion of the Substitute Form W-9 provided in this Letter of Consent should be used for this purpose. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption.

The “Applied For” box in Part I of the Substitute Form W-9 may be checked if the consenting U.S. holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. A consenting U.S. holder who checks the “Applied For” box in Part I in lieu of furnishing his or her TIN should furnish the Tabulation Agent with such Holder’s TIN as soon as it is received.

In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should submit the appropriate Internal Revenue Service Form W-8 (which are available from the Tabulation Agent) signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status.

PAYER’S NAME: MacKenzie Partners, Inc. (as Tabulation Agent)

SUBSTITUTE Form W-9	PAYEE INFORMATION (please print or type)
Department of the Treasury Internal Revenue Service	Individual or business name:

Request for Taxpayer Identification Number and Certification	Check appropriate box:	☐ Individual/Sole Proprietor ☐ Partnership ☐ Exempt from backup withholding	☐ Corporation ☐ Other

Address (number, street, and apt. or suite no.):

City, State and ZIP code:

Part I: Taxpayer Identification Number (“TIN”)

Enter your TIN to the right. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. For other entities, your TIN is your employer identification number.

Social security number: or Employer identification number: ☐ Applied For

Part II: Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:

1.      The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding;

2.      I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding;

3.      I am a U.S. person (including a U.S. resident alien); and

4.      All other information provided on this form is true and correct.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

, 2006
Signature	Date

NOTE:	Failure to complete and return this form may result in backup withholding of 28% of any payments made to you pursuant to the Consent Solicitation and a $50 penalty imposed by the IRS. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Amendment. Mercury reserves the absolute right, subject to applicable law, to amend or modify the terms of the Consent Solicitation.

10. Questions and Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitation, requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Tabulation Agent as follows:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

Attention: Kevin Auten

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Facsimile: (212) 929-0308

Email: proxy@mackenziepartners.com